EXHIBIT 10.12



                            AGREEMENT FOR MANAGEMENT
                        ADVISORY, STRATEGIC PLANNING AND
                               CONSULTING SERVICES

    THIS AGREEMENT is made effective as of the     day of March, 1996, by and
between INVESTCORP International Inc., a Delaware corporation ("III"), and Simmons Company, a Delaware corporation ("Simmons").

    WHEREAS, III, by and through its officers, employees, agents and affiliates has developed, in connection with the conduct of its business and affairs, various areas of expertise in the fields of management, finance, marketing and strategic planning; and

    WHEREAS, Simmons desires to avail itself of the expertise of III in those areas hereinabove enumerated, and in which III is acknowledged to have expertise, for a period of five years from the effective date hereof, said five-year period being referred to as the "Term";

    NOW, THEREFORE, the parties do hereby agree as follows:

    1. Appointment. Simmons hereby appoints III to render management advisory,
       -------------
strategic planning and consulting services to Simmons during the Term as herein contemplated.

    2. Services of III. During the Term, III shall render to Simmons, by and
       -----------------
through such of its officers, employees, agents and affiliates as III, in its sole discretion, shall designate from time to time, management advisory, strategic planning and consulting services. Said services shall consist of advice concerning management, finance, marketing, possible acquisitions, restructurings, strategic planning, and such other services as shall be requested from time to time by the Board of Directors of Simmons.

    3. Fees. In consideration of III's performance of the above-described
       ------
services, Simmons shall pay to III, in cash, fees for consulting services at the rate of $1,000,000 per year for the duration of the Term, such payments to be made in advance in the following manner: an initial payment on March__, 1996 in the amount of $3,000,000 covering the first three years of the Term, and thereafter payments of $1,000,000 per year divided into quarterly payments of
$250,000 to made on March    , 1999 for the first three month period following
the third year of the Term and on the first day of the first






















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month of each succeeding three-month period throughout the remainder of the Term
(collectively, the "Fee"). All such payments made pursuant to this Agreement shall be non-refundable in all circumstances. It is recognized that the services provided under this Agreement will not be evenly distributed over time and that a significant portion of such services will be performed early in the period of time covered by this Agreement. It is also recognized that, subject to the terms of this Agreement, Simmons is committed to pay the full amount payable hereunder.

    4. Reimbursements. Within 15 calendar days of being given III's invoice,
       ----------------
Simmons shall reimburse III for its actual out-of-pocket expenses incurred in connection with the performance of services pursuant to this Agreement (such out-of-pocket expenses to exclude rent, salaries or similar overhead charges of III or its affiliates).

    5. Default. In the event that Simmons fails to pay any part of the Fee, as
       ---------
set forth in Paragraph 3 above, when and as due and Simmons does not cure such failure prior to the 10th day following the date notice of such failure is given by III, then Simmons shall be in default under this Agreement and III shall be entitled to receive payment in full of the unpaid portion of the Fee upon making written demand upon Simmons for such payment. Upon delivery of such written demand and prior to payment in full, III shall be excused from rendering any further services pursuant to this Agreement. The aforesaid right and privilege of III to withhold services is intended to be in addition to any and all other remedies available because of Simmons' default, including III's right to payment of all fees set forth herein. Further, in the event of a default by Simmons, Simmons agrees to reimburse III for any and all costs and expenses incurred by III, including, without limitation, reasonable counsel fees and expenses in connection with such default and with any litigation or other proceedings instituted for the collection of payments due hereunder.

    6. Permissible Activities. Nothing herein shall in any way preclude III from
       ------------------------
engaging in any business activities or from performing services for its own account or for the account of others.

    7. Indemnification. Simmons shall indemnify and hold harmless III and its
       -----------------
directors, officers, employees, agents and controlling persons (each being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, relating to or arising out of the management, strategic planning and consulting services contemplated by this Agreement. Simmons shall reimburse any





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Indemnified Party for all costs and expenses (including reasonable counsel fees and expenses) incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party. Simmons shall not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the bad faith or gross negligence of III.

   8. Termination. This Agreement shall automatically terminate upon the earlier
       ------------
of (i) the expiration of the Term and (ii) a Redemption Event (as defined in the Amended and Restated Certificate of Incorporation of the Company, as in effect on the date hereof) provided, however, that upon such termination III shall not
                    -------- ---------
be required to refund any portion of the Fee previously paid by the Company in accordance with this Agreement. Termination of this Agreement shall not relieve any party hereto of any rights or obligations which are accrued but unsatisfied at the time of termination.

    9. Amendments. No amendment or waiver of any provision of this Agreement, or
       ------------
consent to any departure by either party from any such provision, shall in any event be effective unless the same shall be in writing and signed by the parties to this Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    10. Notices. Any and all notices hereunder shall, in the absence of
        ---------
receipted hand delivery, be deemed duly given when mailed if sent by registered or certified mail, return receipt requested, and the mailing date shall be deemed the date from which all time periods pertaining to a date of notice shall run. Notices shall be addressed to the parties at the following addresses:

    If to III, to:
                                   INVESTCORP International, Inc.
                                   280 Park Avenue
                                   37th Floor
                                   New York, New York 10017
                                   Attention: Christopher J. O'Brien

                                   with a copy to:

                                   Gibson, Dunn & Crutcher
                                   200 Park Avenue
                                   47th Floor





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                                   New  York,  New  York  10166-0193
                                   Attention: Charles K. Marquis

                                   If to Simmons, to:

                                   Simmons Company
                                   One Concourse Parkway
                                   Suite 600
                                   Atlanta, Georgia 30328
                                   Attention: Chief Executive Officer

    11. Entire Agreement. This Agreement shall constitute the entire agreement
        ------------------
between the parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

    12. Assignment. This Agreement shall be assignable by either party hereto,
        ------------
provided that the non-assigning party consents in writing to such assignment.

    13. Applicable Law. This Agreement shall be construed and enforced in
        ----------------
accordance with the laws of Delaware and shall inure to the benefit of, and be binding upon, III and Simmons and their respective successors and assigns.

    14. No Continuing Waiver. The waiver by any party of any breach of this
        ----------------------
Agreement shall not operate or be construed to be a waiver of any subsequent breach.






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    IN WITNESS WHEREOF, each of the parties has caused this Agreement for
Management Advisory, Strategic Planning and Consulting Services to be executed and delivered by its duly authorized officer or agent as set forth below.

                                                  INVESTCORP INTERNATIONAL, INC.

                                                  By: /s/
                                                      -------------------
                                                  Name:
                                                  Title:

                                                  SIMMONS COMPANY

                                                  By: /s/
                                                      -------------------
                                                  Name:
                                                  Title:



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                                                                       EXHIBIT I

                             Form of Legal Opinions
                             ----------------------

    Pursuant to Section 8.5(c) of the Stock Purchase Agreement, the Trustee shall receive legal opinions, dated as of the Closing Date from Jones, Day, Reavis & Pogue, as counsel to the Company (at the time of the acquisition the Shares) and from Gibson, Dunn & Crutcher, as counsel to Buyer, Holdings and the Company (following the acquisition of the Shares), as applicable, subject to usual and customary qualifications and assumptions, with respect to the following matters.

  A. The Company:
  ---------------

    1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own or lease its properties and to conduct its business as it is currently conducted.

    2. Except as set forth in the final sentence of this paragraph, the authorized capital stock and the number of shares of capital stock issued and outstanding of the Company as of the date hereof and prior to the Merger (the "Pre-Merger Capital Stock") and immediately after the Merger (the "Post-Merger Capital Stock") are as set forth in Section 3.2 to the Stock Purchase Agreement. To our knowledge, as of the date hereof all of the shares of Pre-Merger Capital Stock are duly and validly issued, fully paid and nonassessable, and free of any statutory preemptive rights. Except for the agreements disclosed on Schedule 1 attached hereto or entered into in connection with the Stock Purchase Agreement or referenced therein, to our knowledge the Company is not a party to any agreement, arrangement, warrant, option, put, call, rights, options, or other employee benefit plans, or other commitments or understandings, relating to the issuance, sale, purchase, redemption, conversion or exchange of any shares of the Pre-Merger Capital Stock or Post Merger Capital Stock.

    We note that certificates representing      previously issued shares of the
Company's capital stock have been lost or that such certificates have not been canceled in the stock records at the time of subsequent transfer of shares represented thereby. In expressing the foregoing opinions, we are not passing on the effect of the loss or non-cancellation of any such certificates.

    3. The Company has the corporate power and authority to execute, deliver and perform the terms and provisions of the Stock Purchase Agreement and the ESOP Amendments (the "Transaction Documents") and the Company has taken or caused to be taken all necessary corporate action to authorize the same.






















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    4.    The Transaction Documents have been duly executed and delivered by the
Company.

    5. Neither the execution and delivery by the Company of the Transaction Documents nor the performance by the Company of its obligations thereunder violates any provision of the Certificate of Incorporation or Bylaws of the Company, each as amended and restated to date.

     B.    Buyer and Holdings
           ------------------

    1. Buyer and Holdings have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware with corporate power and authority to own or lease their properties and to conduct their business as they are currently conducted.

    2. The authorized capital stock and the number of shares of capital stock issued and outstanding of Holdings as of the date hereof is as set forth in
Section 5.1 to the Stock Purchase Agreement. To our knowledge, as of the date hereof, all of the shares of capital stock are duly and validly issued, fully paid and nonassessable, and free of any statutory preemptive rights. Except for the agreements disclosed on Schedule 1 attached hereto or entered into in connection with the Stock Purchase Agreement or referenced therein, to our knowledge Holdings is not a party to any agreement, arrangement, warrant, option, put, call, rights, or other employee benefit plans, or other commitments or understandings, relating to the issuance, sale, purchase, redemption, conversion, exchange or transfer of any shares of Holdings capital stock.

    3. Buyer and Holdings have the corporate power and authority to execute, delivery and perform the terms and provisions of the Stock Purchase Agreement, the Merger Agreement, and the New Stockholders Agreement and any other agreement or document made pursuant thereto (the "Transaction Documents") and they have taken or caused to be taken all necessary corporate action to authorize the same.

    4. Each Transaction Document to which Holdings is a party has been duly executed and delivered by Holdings, and each Transaction Document to which Buyer is a party has been duly executed and delivered by Buyer.

    6. Neither the execution and delivery by Holdings or Buyer, as applicable, of the Transaction Documents, nor the performance by it of its obligations thereunder, violates any provision of the Certificate of Incorporation or Bylaws of Holdings or Buyer or, to our knowledge, any agreement or other arrangement to which Holdings or Buyer is a party or by which its properties are bound.


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                                    EXHIBIT J
                                    ---------

                               MANAGEMENT OPTIONS
                               ------------------

Number of Class C Shares:           Up to 3,051,465

Exercise Price Per Share:           Not less than $2.66























































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                                                                     EXHIBIT K-1

                         CERTIFICATE OF INCORPORATION OF
                            SIMMONS ACQUISITION CORP.

    The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code, and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

    FIRST: the Name of the corporation (hereinafter called the "Corporation") is SIMMONS ACQUISITION CORP.

    SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

    FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000). The par value of each of such shares is one cent ($.01). All such shares are of one class and are shares of Common Stock.

    No holder of any of the shares of the stock of the Corporation, whether now or hereafter authorized and issued, shall be entitled as of right to purchase or subscribe for any unissued stock of any class, or any additional shares of any class to be issued by reason of any increase of the authorized capital stock of any class of the Corporation, or by reason of any issuance of bonds, certificates of indebtedness, debentures, or other securities convertible into stock of any class of the Corporation or carrying any right to purchase stock of any class of the Corporation, but any such unissued stock or any such additional authorized issue of any stock, or other securities convertible into stock or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms,






















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corporations or associations, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its discretion.

    FIFTH: The name and the mailing address of the incorporator are as follows:

NAME                                              MAILING ADDRESS
- -----                                             ---------------

Anne Martin                                       1013 Centre Road
                                                  Wilmington, DE 19805

     SIXTH: The Corporation is to have perpetual existence.


    SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors, or any class of them, and/or between this Corporation and its stockholders, or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors, or class of creditors, and/or of the stockholders, or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors, or class of creditors, and/or of the stockholders, or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors, or class of creditors, and/or on all the stockholders, or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

    EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, its directors, and its stockholders, or any class of stockholders, as the case may be, it is further provided;

    1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute





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the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

    2. After the original or other Bylaws of the Corporation have been adopted, amended or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and after the Corporation has received any payment for any of its stock, the power to adopt, amend or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provisions for the classification of directors of the Corporation for staggered terms pursuant to the provisions of Subsection
(d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial bylaw or in a bylaw adopted by the stockholders entitled to a vote in the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

    3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of Paragraph (2) of Subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided that no share of any such class which otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

    NINTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of Paragraph (7) of Subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

    TENTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other





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matters referred to in, or covered by, said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

Signed on February 1, 1996.


                              ------------------------------
                              Anne Martin
                              Incorporator



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